UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2007

GS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Louisiana 000-22269 72-1341014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3798 Veterans Boulevard, Metairie, Louisiana 70002
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (504) 457-6220

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

At a meeting held on October 16, 2007, the Board of Directors of GS Financial Corp. (the “Company”) approved a quarterly cash dividend of $.10 per share.  By press release dated October 17, 2007, the Company announced the declaration of the quarterly cash dividend, which is payable on November 14, 2007 to shareholders of record on October 29, 2007.

Item 9.01                      Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The registrant’s press release, dated October 17, 2007, is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS FINANCIAL CORP.

Date:  October 17, 2007                                                                           By:
/s/ Bruce A. Scott
                                Executive Vice President

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 17, 2007